UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 13, 2009

COLLECTORS UNIVERSE, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-27887	33-0846191
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1921 E. Alton Avenue, Santa Ana, California	92705
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 567-1234

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into A Material Definitive Agreement.

On January 14, 2009, Collector’s Universe, Inc. (the “Company”) entered into a Rights Agreement with StockTrans, Inc., a Delaware corporation, as Rights Agent. The Rights Agreement was entered into pursuant to authorization of the Company’s Board of Directors on January 9, 2009, which included the adoption of a Stockholder Rights Plan and the declaration of a dividend distribution of one right (a “Right”) for each outstanding share of the Company’s Common Stock (the “Common Stock”) to stockholders of record at the close of business on January 23, 2009 (the “Dividend Date”). Each Right entitles the registered holder to purchase from the Company a unit consisting of one one-thousandth of a share (a “Unit”) of Series A Junior Participating Preferred Stock, $0.001 par value (the “Preferred Stock”), at an exercise price of $14 per Unit, subject to adjustment. The description and terms of the Rights are set forth in the Rights Agreement, as may be amended, restated or otherwise modified from time to time (the “Rights Agreement”).

The following summary of the principal terms of the Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement, a copy of which is attached hereto as Exhibit 4.3 and is hereby incorporated herein by reference.

Certificates. Initially, the Rights will not be exercisable, the Rights will be attached to shares of the Common Stock underlying the balances indicated in the book-entry account system of the transfer agent for the Common Stock, or, in the case of certificated shares, all Common Stock certificates representing shares then outstanding, and no separate rights certificates (the “Rights Certificates”) will be distributed. Subject to certain exceptions specified in the Rights Agreement, the Rights will separate from the Common Stock and a distribution date (the “Distribution Date”) will occur upon the earlier of (i) ten (10) calendar days following a public announcement that a person or group of affiliated or associated persons (an “Acquiring Person”) has acquired, or obtained the right to acquire, beneficial ownership of twenty percent (20%) or more of the outstanding shares of the Company’s Common Stock (the “Stock Acquisition Date”), or (ii) ten (10) business days following the commencement of a tender offer or exchange offer that, if consummated, would result in a person or group beneficially owning twenty percent (20%) or more of the outstanding shares of the Common Stock. Until the Distribution Date (or earlier redemption, exchange or expiration of the Rights), (i) the Rights will be evidenced by the balances indicated in the book-entry account system of the transfer agent for the Common Stock registered in the names of the holders of the Common Stock or, in the case of certificated shares, the Common Stock certificates, and will be transferred with and only with such shares or, in the case of certificated shares, the Common Stock certificates, (ii) confirmation and account statements sent to holders of shares of the Common Stock in book-entry form or, in the case of certificated shares, new Common Stock certificates issued after the Record Date, will contain a notation incorporating the Rights Agreement by reference, and (iii) the transfer of any shares of the Common Stock or, in the case of certificated shares, certificates for the Common Stock, outstanding will also constitute the transfer of the Rights associated with such shares of the Common Stock, or in the case of certificated shares, the Common Stock represented by such certificates.

Expiration and Exercise. The Rights are not exercisable until the occurrence of a Distribution Date and, if no Distribution Date occurs, will expire on the close of business on (i) January 9, 2012, if the Rights Agreement is approved on or before January 9, 2010 by the affirmative vote of the holders of a majority of the shares of the Common Stock, present or represented by proxy and entitled to vote on that matter, at a meeting of the stockholders held in accordance with applicable law, or (ii) January 9, 2010, if the Rights Agreement is not so approved by the stockholders on or before that date, in each case, unless the Rights are previously redeemed, exchanged or terminated (including by stockholder action in connection with a “Qualified Offer” as defined in the Rights Agreement) as described below.

As soon as practicable after the occurrence of a Distribution Date, Rights Certificates will be mailed to holders of record of the Common Stock as of the close of business on the Distribution Date and, thereafter, the separate Rights Certificates alone will represent the Rights. Except as otherwise determined by the Board of Directors, only shares of the Common Stock issued prior to the Distribution Date will be issued with Rights.

“Flip-In.” In the event that a person or group becomes an Acquiring Person, each Right will thereafter be exercisable, at the exercise price of the Right, into shares of the Common Stock (or, in certain circumstances, cash, property or other securities of the Company) having a value equal to two

(2) times the exercise price of the Right. However, the Rights are not exercisable following the occurrence of the event set forth in this paragraph until such time as the Rights are no longer redeemable as set forth below. Notwithstanding any of the foregoing, following the occurrence of the event set forth in this paragraph, all Rights that are, or (under certain circumstances specified in the Rights Agreement) were, beneficially owned by any Acquiring Person (or by certain related parties) will become null and void.

“Flip-Over.” In the event that, at any time following the Stock Acquisition Date, (i) the Company engages in a merger or other business combination transaction with the Acquiring Person in which the Company is not the surviving corporation, (ii) the Company engages in a merger or other business combination transaction with the Acquiring Person in which the Company is the surviving corporation and the Common Stock is changed or exchanged, or (iii) other than pursuant to a pro rata dividend and/or distribution to all of the then current holders of the Common Stock, fifty percent (50%) or more of the Company’s assets, cash flow or earning power is sold or transferred to the Acquiring Person, each Right (except Rights which have previously been voided as set forth above) shall thereafter be exercisable, at the exercise price of the Right, into common stock of the Acquiring Person having a value equal to two (2) times the exercise price of the Right.

Exchange Feature. At any time after a person or group becomes an Acquiring Person and prior to the acquisition by the Acquiring Person of fifty percent (50%) or more of the outstanding shares of the Common Stock, the Board of Directors may exchange the Rights (other than Rights owned by such person or group or its related parties which will have become void), in whole or in part, for Common Stock or Preferred Stock at an exchange ratio of one share of the Common Stock, or one one-thousandth of a share of the Preferred Stock (or of a share of a class or series of the Company’s preferred stock having equivalent rights, preferences and privileges), per Right (subject to adjustment).

Adjustment for Dilution. The exercise price payable, and the number of Units of the Preferred Stock or other securities or property issuable upon exercise of the Rights, are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination, consolidation or reclassification of, the Preferred Stock, (ii) if holders of the Preferred Stock are granted certain rights or warrants to subscribe for the Preferred Stock or convertible securities at less than the current market price of the Preferred Stock, or (iii) upon the distribution to holders of the Preferred Stock of evidences of indebtedness or assets (excluding regular quarterly cash dividends) or of subscription rights or warrants (other than those referred to above).

With certain exceptions, no adjustment in the exercise price will be required until cumulative adjustments amount to at least one percent (1%) of the exercise price. No fractional Units will be issued and, in lieu thereof, an adjustment in cash will be made based on the market price of the Preferred Stock on the last trading date prior to the date of exercise.

Redemption. At any time until the earlier of (i) ten (10) business days following the Stock Acquisition Date or (ii) the final expiration date of the Rights Agreement, the Company may redeem the Rights in whole, but not in part, at a price of $0.001 per Right (the “Redemption Price”). Immediately upon the action of the Board of Directors ordering redemption of the Rights, the Rights will terminate and the only right that holders of Rights will have thereafter will be to receive the Redemption Price. However, in the event that the Company receives a Qualified Offer (as described below), the rights may be redeemed by way of a stockholder action taken at a special meeting of stockholders called for the purpose of voting on a resolution to accept the Qualified Offer and to authorize the redemption of the Rights pursuant to the provisions of the Rights Agreement. Such an action by stockholders requires the affirmative vote of the holders of at least a majority of all outstanding shares of the Common Stock entitled to vote on such matter as of the record date of the special meeting; provided that any shares of Common Stock that may be held by the person or group making the offer or any of its related parties (the “Offeror”) will not be entitled to vote on that matter. A “Qualified Offer” is an offer determined by a majority of the independent members of the Board of Directors to have, among others, each of the following characteristics:

•

The offer must be a fully financed all-cash tender offer, or an exchange offer offering shares of common stock of the Offeror, or a combination thereof, for all of the outstanding shares of the Company’s Common Stock at the same per share consideration;

•	The offer price per share must be greater than the highest reported market price for the Common Stock in the immediately preceding eighteen (18) months;

•

A nationally recognized investment banking firm retained by the Board of Directors must render an opinion, in writing, to the Board of Directors that the consideration being offered is fair from a financial standpoint to the stockholders of the Company (other than the Offeror);

•

The Company must have received an irrevocable written commitment of the Offeror that the offer will remain open for at least one hundred twenty (120) business days and, if a special meeting of the Company’s stockholders is requested, for at least ten (10) business days after the date of the special meeting or, if no special meeting is held within ninety (90) business days following receipt of the request for a special meeting, for at least ten (10) business days following such ninety (90) business day period;

•

The offer must be conditioned on a minimum of at least two-thirds (2/3rds) of the outstanding shares of the Common Stock (not held by the Offeror) being tendered and not withdrawn as of the offer’s expiration date; and

•

The Company shall have received an irrevocable written commitment of the Offeror to consummate, as promptly as practicable upon successful completion of the offer, a second step transaction whereby all shares of the Common Stock not tendered into the offer will be acquired at the same consideration per share actually paid to the Company’s stockholders in the offer.

Stockholder Rights. Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends. While the distribution of the Rights will not be taxable to stockholders or to the Company, stockholders may, depending upon the circumstances, recognize taxable income in the event that the Rights become exercisable for the Common Stock (or other consideration) of the Company or for common stock of the Acquiring Person as set forth above.

Amendments. The provisions of the Rights Agreement may be amended by the Company (by action of the Board of Directors) from time to time, including, without limitation, in order to cure any ambiguity, to make changes which do not adversely affect the interests of holders of Rights (excluding the interests of any Acquiring Person), or to shorten or lengthen any time period under the Rights Agreement.

Item 3.03	Material Modification to Rights of Security Holders.

See the disclosure set forth under Item 1.01 above, which is incorporated by reference into this Item 3.03.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with its adoption of the Rights Agreement, on January 14, 2009, the Company filed a Certificate of Designation, Preferences and Rights of Series A Junior Participating Preferred Stock with the Secretary of State of the State of Delaware. See the disclosure set forth under Item 1.01 for a more complete description of the rights and preferences of the Series A Junior Participating Preferred Stock. A copy of the Certificate of Designation, Preferences and Rights of Series A Junior Participating Preferred Stock is attached as Exhibit 3.2.3 to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On January 13, 2009, the Company issued a press release announcing the adoption of the Stockholder Rights Plan and the declaration of the Rights dividend. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

In accordance with General Instruction B. 2 of Form 8-K, the information in this Item 7.01, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

3.2.3*	Certificate of Designation, Preferences and Rights of the Series A Junior Participating Preferred Stock, as filed with the Delaware Secretary of State on January 14, 2009.

4.3*	Rights Agreement, dated as of January 14, 2009, between Collectors Universe, Inc. and StockTrans, Inc., as Rights Agent, which includes as Exhibit A thereto a form of Certificate of Designation, Preferences and Rights of the Series A Junior Participating Preferred Stock, as Exhibit B thereto the Form of Rights Certificate and as Exhibit C thereto a Summary of Rights to Purchase Preferred Stock.

99.1	Press Release, dated January 13, 2009, announcing the adoption of the Stockholder Rights Plan and the declaration of the Rights dividend.

*	Incorporated by reference from the same numbered Exhibit to the Company’s Registration Statement on Form 8-A filed with the Securities and Exchange Commission on January 14, 2009 to register, under Section 12(b) of the Securities Exchange Act of 1934, as amended, the Series A Junior Participating Preferred Stock Purchase Rights issuable pursuant to the Stockholder Rights Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned, hereunto duly authorized.

COLLECTORS UNIVERSE, INC.

Dated: January 14, 2009	By:	/s/ JOSEPH J. WALLACE
Joseph J. Wallace, Chief Financial Officer

S-1

EXHIBIT INDEX

Exhibit No.	Description

3.2.3*	Certificate of Designation, Preferences and Rights of the Series A Junior Participating Preferred Stock, as filed with the Delaware Secretary of State on January 14, 2009.

4.3*	Rights Agreement, dated as of January 14, 2009, between Collectors Universe, Inc. and StockTrans, Inc., as Rights Agent, which includes as Exhibit A thereto a form of Certificate of Designation, Preferences and Rights of the Series A Junior Participating Preferred Stock, as Exhibit B thereto the Form of Rights Certificate and as Exhibit C thereto a Summary of Rights to Purchase Preferred Stock.

99.1	Press Release, dated January 13, 2009, announcing the adoption of the Stockholder Rights Plan and the declaration of the Rights dividend.

*	Incorporated by reference from the same numbered Exhibit to the Company’s Registration Statement on Form 8-A filed with the Securities and Exchange Commission on January 14, 2009 to register, under Section 12(b) of the Securities Exchange Act of 1934, as amended, the Series A Junior Participating Preferred Stock Purchase Rights issuable pursuant to the Stockholder Rights Plan.